Exhibit 10.11

***Certain portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions have been filed separately with the Securities and Exchange Commission.

STRATEGIC ALLIANCE AGREEMENT

This Strategic Collaboration Agreement (“Agreement”), effective as of the 23rd day of  September, 2016 (“Effective Date”), is entered into by and between The University of Texas M. D. Anderson Cancer Center, with a place of business located at 1515 Holcombe Blvd., Houston, TX 77030, USA (“MD Anderson”), a member institution of The University of Texas System (“System”) and Adaptimmune LLC, with a place of business located at 2001 Market Street, Philadelphia, PA 1903, USA (“Adaptimmune”); and Adaptimmune Limited, with a place of business at 101 Milton Park, Abingdon, Oxfordshire, OX14 4RY (“Adaptimmune Limited”) (MD Anderson and Adaptimmune each a “Party” and collectively the “Parties”).

WITNESSETH

Whereas Adaptimmune and Adaptimmune Limited are biotechnology companies involved in the field of research, development and marketing of pharmaceutical products and therapies, including the sponsorship of clinical trials.

Whereas MD Anderson is a comprehensive cancer research, treatment, and prevention center, with scientists and technicians in substantive fields relating to cancer research.

Whereas the Parties hereby wish to establish a strategic alliance, as further described herein, (“Alliance”) whereby Adaptimmune will provide funding and in-kind support for: (a) one or more preclinical studies (“Pre-clinical Studies”); and (b) one or more clinical and related correlative studies (“Clinical Studies”) to be conducted by MD Anderson pursuant to this Agreement (each such Clinical Study or Pre-clinical Study, a “Study,” and all such Clinical Studies and Pre-clinical Studies, the “Studies.”).

Now therefore, in consideration of the premises and the mutual covenants and conditions hereinafter recited, the Parties do hereby agree as follows:

1.                                    Subject and Scope of Agreement

1.1                            The initial scope of the Alliance will consist of the Studies described in Exhibit I, the details of which are to be mutually agreed upon by the JSC from time to time in accordance with Sections 1.5 – 1.8 below). The Studies and/or the scope of the Alliance may be replaced and/or changed as agreed upon by the JSC. Adaptimmune shall have responsibility for IND filing and monitoring unless otherwise agreed by JSC. The Alliance Funding (defined in Section 1.3 below) will cover enrollment of a minimum of *** Clinical Study subjects into Clinical Studies (with Clinical Studies in this context excluding any screening Study or long term follow-up Study) (“Minimum Patient Numbers”). MD Anderson represents and undertakes that (a) ***                                                                  and (b) that the ***

(together (a) and (b) being the ***):

1.2                            Adaptimmune shall be the sponsor of any Clinical Study. MDACC shall be responsible for the conduct of each Study in accordance with the relevant protocol and/or workscope. The Agreement shall govern the performance of Studies by MD Anderson and one or more Principal Investigator(s) on basis of

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Study specific documents (“Study Orders”) as agreed upon by the Parties. This Agreement shall apply to all Studies set out in the Study Orders performed by MD Anderson and the MD Anderson principal investigator(s) responsible for the performance of such Studies (“Principal Investigator(s)”) upon execution of Study Orders during the term of this Agreement. Each Study Order shall be substantially in the form attached as Exhibit III to this Agreement and shall detail the specifics of the Study to be performed under such Study Order including, without limitation, (i) the detailed Protocol or workscope, (ii) the Principal Investigator and (iii) identify any project-specific resources or support provided by Adaptimmune. In the event of any conflict of terms of this Agreement and the terms of a Study Order, the terms of this Agreement shall govern, unless the Study Order specifically and expressly supersedes this Agreement with respect to a specific term,  and then only with respect to the particular Study Order and specific term. If there is any discrepancy or conflict between the terms contained in a Protocol or workscope and this Agreement and/or the relevant Study Order, the terms of the Protocol or workscope shall govern and control with respect to clinical/scientific matters and the terms of the Agreement and/or the relevant Study Order in that order shall govern and control with respect to all other matters, e.g., legal and financial matters.

1.3                            Adaptimmune agrees to commit funding in an amount of at least nineteen million six hundred and forty four thousand Dollars US ($19,644,000) for the performance of the Studies as set out in Exhibit I during the term (“Alliance Funding”). The JSC may allocate and/or re-allocate funds to Studies as necessary and agreed by JSC. The basic per patient estimate for Clinical Studies is as follows: for screening Clinical Studies: $***, for long term follow-up Clinical Studies: $*** and for other Clinical Studies: $***. If the Parties extend the term by mutual agreement as set forth herein, the Parties shall negotiate in good faith the amount of future Study funding commitments by Adaptimmune applicable to such extended term. In the event a Study is terminated early, then in relation to any funds allocated to such Study, the Parties shall promptly discuss and agree upon a replacement of that Study with a new study of similar scope that is of mutual scientific interest to the Parties and that is approved by the JSC, and that will be funded by the Alliance Funding. If there is any Alliance Funding at the expiration or termination of this Agreement, it will be allocated to studies, research or tests agreed by the JSC, and such Alliance Funding will be payable in accordance with agreed milestones relevant to such agreed studies, research or tests.

The Parties understand that the compensation being paid to MD Anderson under this Agreement constitutes the fair market value of the services to be provided hereunder. Neither MD Anderson nor Principal Investigator shall seek or accept reimbursement from any third-party payor for any Study items or procedures supplied by or paid for by Adaptimmune under this Agreement.  MD Anderson acknowledges that Adaptimmune may be obligated to disclose all payments made hereunder, including the provision of non-monetary items of value, as may be required under Applicable Law, including the Physician Payments Sunshine Act, passed as Section 6002 of the 2010 Patient Protection and Affordable Care Act and, to the extent required by Applicable Laws, agrees to keep and maintain relevant records of such and, upon Adaptimmune’s reasonable request, provide such records to Adaptimmune to the extent such information is not already in Adaptimmune’s possession, but only to the extent required for Adaptimmune to comply with its legally required reporting obligations.  MD Anderson consents to such disclosure, to the extent such disclosure is required for Adaptimmune to comply with Applicable Laws. MD Anderson shall ensure that the Principal Investigator provides in a timely manner all such reasonable information to Adaptimmune necessary for Adaptimmune to comply with any disclosure requirements to the extent required by and in accordance with 21 C.F.R. Part 54, including but not limited to, any information required to be disclosed in connection with any financial relationship between Adaptimmune and the Principal Investigators and sub-investigators involved in the Study, as well as any immediate family members thereof. MD Anderson will ensure that Principal Investigator promptly updates any provided information if any relevant changes occur during the performance of any Study and for one year following completion of any Study.

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

No amounts paid under this Agreement are intended to be for, nor shall they be construed as, an offer or payment made in exchange for any explicit or implicit agreement to purchase, prescribe, recommend, or provide a favorable formulary status, for any Adaptimmune product or service. Any such compensation will be consistent with fair market value in arms-length transactions and will not be determined in a manner that takes into account the volume or value of any referrals or business otherwise generated between the Parties for which payment may be made in whole or in part under Medicare, Medicaid or other Federal health care programs. MD Anderson and Adaptimmune each confirm that in entering into this Agreement they have not accepted any bribes or illegal inducements to enter into this Agreement or to perform any Study and will not accept any bribe or illegal inducement or offer any bribe or illegal inducement in the performance of or for the performance of any Study whether during or after the termination or expiry of this Agreement.

1.4                            The nineteen million six hundred and forty four thousand Dollars US ($19,644,000) for the Studies shall be due and payable to MD Anderson according to the schedule outlined in Table 2 in Exhibit II. The JSC retains the right to prioritize and replace Studies as necessary subject to Section 1.6.

1.5                            The Parties will establish a Joint Steering Committee (“JSC”) of equal representation, comprised of three (3) representatives (employees, directors or consultants who are subject to appropriate confidentiality obligations) from each Party, with the representatives of each Party collectively having one vote on all matters to be decided upon by the JSC.  Each Party can appoint and replace its representatives in the JSC at its own discretion through timely written notice to the other Party.

1.6                            The JSC will have meetings (either in person, by teleconference or via electronic means) at least quarterly.  At least one meeting per year will be conducted in person or by videoconference (including the kick-off meeting). The JSC will decide on matters by unanimous vote with each of MD Anderson and Adaptimmune exercising one vote each provided, however, that no action may lawfully be taken at any meeting unless at least two representatives of each Party (including for this purpose any proxy representative appointed as provided below) are present at the meeting.  If a member of the JSC is unable to attend a meeting, he or she may appoint, in writing, a proxy to participate and vote in his or her stead. Decisions may also be made by electronic mail, provided such electronic mail is provided by at least two representatives from Adaptimmune and MD Anderson and such electronic mail is acknowledged to be received by the recipient. Although decision will be made by mutual agreement of the JSC, in the event of any disagreement, ***

.

1.7                            The main task of the JSC will be to oversee the Alliance.  In order to achieve the objectives of the Alliance, the JSC will oversee each Study under the Alliance.  The JSC will provide technical, scientific, clinical, and regulatory guidance to the Studies and will be responsible for monitoring progress of these Studies. Additional representatives can be invited by the JSC on a case by case basis should discussion of certain topics require so, provided that such guests will be subject to an obligation of confidentiality and non-use at least as strict as Section 5 below. In the event a Study is terminated early or does not initiate, the Parties shall promptly replace that Study with a new study similar in scope that is of mutual scientific interest to the Parties. Once agreed by the JSC, such replacement study will be funded by the Alliance Funding and payable in accordance with agreed milestones for such replacement study.

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1.8                            In addition, the JSC will be responsible for coordinating resolution of problems arising in the Studies or in the Alliance as a whole. In the event of any matter to which the JSC cannot reach resolution, or in the event of any dispute arising as to any matter subject to JSC responsibility and save where Adaptimmune has the deciding vote in accordance with Section 1.6 above, such matter or dispute will be escalated to executive management of MD Anderson and Adaptimmune for good faith resolution. Both Parties shall use all reasonable efforts to resolve any matter or dispute on a timely basis.

1.9                            MD Anderson represents and certifies that neither MD Anderson nor Principal Investigator will, directly or indirectly, offer or pay, or authorize an offer or payment of, any money or anything of value to any Public Official (defined below) or public entity, with the knowledge or intent that the payment, promise or gift, in whole or in part, will be made in order to improperly influence an official act or decision that will assist Adaptimmune in securing an improper advantage or in obtaining or retaining business or in directing business to any person or entity in relation to the Study.  In addition to other rights or remedies under this Agreement or at law, Adaptimmune may terminate the affected Study Order if MD Anderson breaches any of the representations or certifications contained in this Section or if Adaptimmune learns that improper payments are being or have been made to any Public Official by MD Anderson or Investigator.  For the purposes of this Agreement, “Public Official” means any officer or employee of a government, a public international organization or any department or agency thereof, or any person acting in an official capacity, including, for a public agency or enterprise; and any political party or party official, or any candidate for public office. Adaptimmune acknowledges and agrees that MD Anderson is an agency of the State of Texas, and its investigator, employees, and officers do constitute a Public Official, as used in this paragraph, for purposes of this Section. Notwithstanding anything in this Section 1.9, nothing in this Section shall constitute a limitation on MD Anderson’s ability to operate within its legal capacity as an agency of the State of Texas, nor shall anything in this Agreement require MD Anderson to violate any law or to refrain from complying with any law applicable to MD Anderson.

2.                                    Responsibilities and Compliance

2.1                                  Each Clinical Study shall be subject to review and approval of the Study protocol (“Protocol”) as required by MD Anderson’s Institutional Review Board (“Institutional Review Board” or “IRB”) and/or any relevant authorities prior to commencement of the Study as may be required in order to comply with Applicable Laws.

2.2                            The scope of the Study to be performed shall be set forth in the Protocol(s) or workscope referenced in the Study Order, which shall be incorporated by reference into such Study Order.  These Protocol(s)/workscope shall be considered final after being agreed to by MD Anderson and Adaptimmune and, for Clinical Studies, including approval by MD Anderson’s IRB.  The Principal Investigator for a Clinical Study shall submit the Protocol and reports of the ongoing conduct of the Clinical Study to the IRB as required by the IRB, obtain written approval from the IRB, and inform the IRB of Study closure.

2.3                            MD Anderson shall and will ensure that each Principal Investigator shall conduct a Study in accordance with (a) the terms and conditions of this Agreement and the relevant Study Order, (b) the provisions of the Protocol or workscope, as applicable, (c) applicable Good Clinical Practice requirements as incorporated by FDA regulations (“GCP”), (d) the ethical principles of the Declaration of Helsinki, as applicable, and (e) any and all applicable orders and mandates of relevant authorities (including the FDA) and IRB, and applicable MD Anderson policies. MD Anderson shall ensure that all persons participating in any Study are either employees of MD Anderson or are under legally binding obligations to MD Anderson requiring performance in accordance with the terms of this Agreement and that all persons conducting any Study are properly trained with respect to their tasks performed for the Study. The Study shall be conducted at MD Anderson. Only Adaptimmune shall be entitled to amend or modify the Protocol, which amendments and modification must be approved by the IRB prior to implementation. Neither MD Anderson or Principal Investigator shall be entitled to amend any Protocol for any Study except as necessary to eliminate any immediate hazard to the safety, rights or welfare of the Study patient or unless required by the IRB. Any deviation from the Protocol must be agreed by Adaptimmune in advance unless necessary to eliminate an apparent immediate hazard to the safety, rights or welfare of any Study patient or unless required by the IRB. MD Anderson will promptly report any known deviation to Adaptimmune.

2.4                            MD Anderson and Adaptimmune shall comply with all federal, state, and local laws and regulations as well as ethical codes applicable to the conduct of each such Study (“Applicable Laws”) to the extent, in each case, applicable to the relevant performance of a Party’s obligations under this Agreement and any Study Order.

2.5                            Prior to the enrollment of any patient into any Clinical Study, MD Anderson and/or Principal Investigator shall forward to Adaptimmune evidence of approval of each Clinical Study by MD Anderson’s IRB, and with respect to Studies for which MD Anderson serves as “sponsor” within the meaning of such term under Applicable Laws and regulations, evidence of approval of the Study by relevant regulatory authorities (or exemption from such regulatory authority/ies review and approval). MD Anderson shall, as required by Applicable Law, obtain from the IRB written evidence of continuing review and approval of the Study and shall provide evidence of such approval to Adaptimmune.

2.6                            If, in the course of any Clinical Study at MD Anderson, a Study subject is injured by such Study subject’s participation in the Study, MD Anderson and/or Principal Investigator shall inform Adaptimmune of any such injury by fax or email in case of serious and unexpected  adverse reactions and/or serious and unexpected adverse events arising from the use of Study Drug as soon as reasonably possible and in any event in accordance with the timescales set out in the Protocol,  and/or, if applicable, pregnancies, within the timelines stipulated in the Protocol, or if such is not stipulated in the Protocol, within *** (***) business days following MD Anderson or Principal Investigator becoming aware of such event.

2.7                            MD Anderson represents that: (a) it has not been debarred by the FDA pursuant to its authority under Sections 306(a) and (b) of the U.S. Food, Drug, and Cosmetic Act (21 U.S.C.. § 335(a) and (b)) and is not the subject of any investigation or proceeding which may result in debarment by the FDA, and to the extent applicable, it shall not use any Principal Investigator or Study team member in the performance of a Study that has been so debarred or subject to any such investigation or proceeding, and; (b) it is not included in the List of Excluded Individuals/Entities (maintained by the U.S. Department of Health and Human Services Office of Inspector General) or the List of Parties Excluded from Federal Procurement and Non-procurement maintained by the U.S. General Services Administration, and is not the subject of any investigation or proceeding which may result in inclusion in any such list, and to the extent applicable, it shall not use any Principal Investigator or Study team member in the performance of a Study that is so included or the subject of any such investigation or proceeding.                                                MD Anderson agrees to promptly notify Adaptimmune in writing if it becomes aware of any such debarment, exclusion, investigation or proceeding of MD Anderson or, to the extent applicable, any Principal Investigator.

2.8                            MD Anderson and Adaptimmune shall comply with all applicable federal, state and local laws pertaining to confidentiality, consent and disclosure of all information or records obtained and reviewed in the course of the Study, and shall permit access to such information or records only as authorized by a relevant Study subject, the IRB, and as authorized by law.  Each Party agrees to comply with all provisions of the Health Insurance Portability and Accountability Act (“HIPAA”) regulations (45 C.F.R.

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Parts 160 and 164) as to the protection and security of Protected Health Information (“PHI”) to the extent applicable to a Party.  Prior to participation of each subject in a Clinical Study, MD Anderson  will ensure that (a) it has obtained a signed written informed consent document from the subject (“Consent”) and (b) it has obtained a signed, written, HIPAA authorization that adequately discloses the circumstances under which the subject’s personal data might be disclosed, as applicable, and documents the subject’s express written authorization for use and disclosure of the subject’s PHI for Study purposes, as applicable, pursuant to the HIPAA regulations (“Authorization”). MD Anderson will agree to the contents of any Consent or Authorization provided to any Study patient or prospective Study patient with Adaptimmune prior to use in any Clinical Study. Adaptimmune, Adaptimmune Limited and its Joint Research Partners will only obtain, access, use and disclose the individually identifiable health information of each Study Subject in accordance with and to the extent permitted by the IRB, Consent and the Authorization document and in accordance with this Agreement and Applicable Laws. “Joint Research Partners,” for the purposes of this Agreement, means Adaptimmune Limited’s strategic collaboration partner, GlaxoSmithKline (including all companies within the GlaxoSmithKline group of companies) but only to the extent and for the duration that GlaxoSmithKline remains a collaboration partner of Adaptimmune or otherwise takes over control of any Study Drug which is the subject of any Study. Adaptimmune shall have in place with its Joint Research Partners a written agreement with terms at least as stringent as those set out in this Agreement in relation to the obtaining, access, use and disclosure of individually identifiable health information under this Section 2.8 or the receipt, access, use and disclosure of MD Anderson Confidential Information under Section 5.

2.9                            MD Anderson and Adaptimmune will promptly notify each other upon identifying any aspect of a Protocol, including information discovered during site monitoring visits, or Study results that may adversely affect the safety, well-being, or medical care of the Study subjects, or that may affect the willingness of Study subjects to continue participation in a Study, influence the conduct of the Study, or that may alter the IRB’s approval to continue the Study.  MD Anderson will promptly notify the IRB of any such events.  If the IRB at any time suspends, qualifies or withdraws approval of the Study, MD Anderson shall promptly notify Adaptimmune, provide a reasonable written explanation of the circumstances leading to such suspension, qualification or withdrawal, and cease the treatment of all Study patients as medically appropriate and if required by the IRB. When Study subject safety or medical care could be directly affected by Study results, then notwithstanding any other provision of this Agreement, MD Anderson will send Study subjects a written communication about such results. ***

.

2.10                    MD Anderson shall not subcontract any of its or the Principal Investigator’s responsibilities under this Agreement without the prior written consent of Adaptimmune. Any consent provided under this Section 2.10 shall not enable the relevant sub-contractor to further subcontract its responsibilities to any other third party. MD Anderson shall ensure that any subcontracting is governed by a binding agreement which imposes on the subcontractor obligations and responsibilities substantially equivalent to those set out in this Agreement, to the extent such apply to the subcontracted activity (including obligations of confidentiality and ownership of Inventions). Regardless of any delegation of duties to any subcontractor, MD Anderson remains obligated to fulfill all MD Anderson obligations to Adaptimmune and Adaptimmune Limited hereunder.

3.                                    Personnel, Materials and Equipment

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3.1                            Except as otherwise set forth in this Agreement, MD Anderson shall provide all necessary personnel, facilities, and resources to accomplish their responsibilities under this Agreement and the relevant Study Order.

3.2                            Adaptimmune agrees to promptly provide MD Anderson with the required quantities of the drug or therapy under a Study Order that will be utilized in accordance with the provisions of the Protocol or workscope applicable to the Study (“Study Drug”), Alliance Funding applicable to the Study, and/or support services to the extent required for the conduct of a Study as specified in the Protocol or workscope. Any Study Drug provided by Adaptimmune will be used solely for the applicable Study and solely in accordance with the Protocol or workscope for the relevant Study.  MD Anderson will not use such Study Drug outside of the scope of the Study.  MD Anderson will not transfer or provide unsupervised access to the Study Drug to any third party for any purpose, without the prior written consent of Adaptimmune. MD Anderson acknowledges that the Study Drug is experimental in nature, and shall exercise prudence and reasonable care in its handling, storage, transportation, disposition and containment of the Study Drug and, if applicable, any other Proprietary Materials provided by Adaptimmune.

3.3.                        Use of Proprietary Materials.  From time to time during the Term, either Party (the “Transferring Party”) may supply the other Party (the “Receiving Party”) with proprietary materials of the Transferring Party (other than Study Drug) (“Proprietary Materials”) for use in the Study as may be further listed in the Study Order.  In connection therewith, each Receiving Party hereby agrees that: (a) the Receiving Party will not use the Proprietary Materials for any purpose other than exercising its rights or performing its obligations hereunder; (b) it will use such Proprietary Materials only in compliance with all Applicable Laws; (c) it will not transfer any such Proprietary Materials to any third party without the prior written consent of the Transferring Party; (d) it will not acquire any rights of ownership, or title in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of this Agreement or a Study Order, if requested by the Transferring Party, it will destroy or return any such Proprietary Materials

3.4                            Nothing in this Agreement shall be construed to limit the freedom of MD Anderson or of any Principal Investigator or Study team member or Adaptimmune to engage in similar clinical trials or research performed independently under other grants, contracts, or agreements with parties other than Adaptimmune.

3.5                            MD Anderson will obtain, prepare, store and ship all Study patient samples required to be collected and shipped under Protocol for any Clinical Study in accordance with and to the extent permitted by Applicable Laws, the Consent, Authorization, the IRB and any applicable Study reference manuals and any reasonable written instructions provided by Adaptimmune. Both Parties shall retain all such samples in accordance with and to the extent permitted by the Consent, Authorization, the IRB and Protocol and only disseminate such samples to third parties to the extent permitted by the Consent and HIPAA Authorization the IRB, Applicable Laws, and the Protocol. Adamptimmune, and service providers  for the Study may only use the samples only to the extent permitted by the Consent and HIPAA Authorization documents, the IRB, as necessary to conduct the Study and as permitted by Applicable Laws.

4.                                    Payments

4.1                            Payments of Alliance Funding applicable to a Study will be made according to the terms specified in Sections 1.3 and 1.4 above.

5.                                    Confidential Information

5.1                            In conjunction with each Study, the Parties may wish to disclose confidential information to each other.  For purposes of this Agreement, “Confidential Information” means confidential, non-public information, know-how and data (technical or non-technical) that is disclosed in writing, orally, graphically, in machine readable form, or in any other manner by or on behalf of a disclosing Party to a receiving Party or its Affiliates for purposes of this Agreement or any Study Order (“Purpose”).  Data or Inventions arising in the performance of the Study and which are owned by Adaptimmune will also constitute Confidential Information of Adaptimmune, even where first disclosed by MD Anderson and in each case subject to the publication rights of MD Anderson in Section 12 and subject to Section 7 below. Confidential Information may be disclosed in any form (e.g. oral, written, graphic, electronic or sample) by or on behalf of disclosing Party or its Affiliates, or may be otherwise accessible to receiving Party or its Affiliates. Exchanges of Confidential Information directly between the Affiliates and Joint Research Partners are also covered by this Agreement. “Affiliates” means any individual, company, partnership or other entity which directly or indirectly, at present or in the future, controls, is controlled by or is under common control of a Party, and “control” will mean direct or indirect beneficial ownership of at least fifty per cent (50%) of the voting share capital in such company or other business entity, or to hold the effective power to appoint or dismiss members of the management.

5.2                            Without disclosing Party’s prior written consent, receiving Party will: (a) not use any part of or the whole of the Confidential Information for any purpose other than the Purpose; (b) restrict the dissemination of Confidential Information to individuals within its own organization and disclose the Confidential Information only to those of its officers, employees and Affiliates and Joint Research Partners who have a legitimate need to have access to the Confidential Information, who will be bound by confidentiality and non-use commitments no less restrictive than those of this Agreement, and who will have been made aware of the confidential nature of the Confidential Information; (c) protect the Confidential Information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the Confidential Information as receiving Party uses to protect its own confidential information of a like nature; (d) preserve the confidentiality of the Confidential Information, not disclose it to any third party, and take all necessary and reasonable precautions to prevent such information from being accessible to any third party; and (f) promptly notify the disclosing Party upon becoming aware of evidence or suspicion of any unauthorized use or disclosure of the Confidential Information.  The foregoing obligations will exist for a period of *** (***) years from the date of completion of the last Study in relation to which the Confidential Information is disclosed or used.

5.3                            The obligations of confidentiality and non-use listed in this Section 5 will not apply to information: (a) which is in the public domain or public knowledge at the time of disclosure, or which subsequently enters the public domain through no fault of receiving Party; (b) which was rightfully in the possession of receiving Party at the time of disclosure by disclosing Party; (c) which is independently developed by receiving Party without use of disclosing Party’s Confidential Information; (d) which the receiving Party receives legally from any third party and which is not subject to an obligation of confidentiality; (e) is communicated to the receiving party’s IRB or other scientific committee; (f) is required to be disclosed in order to obtain informed consent from patients or subjects who may wish to enroll in the Study, provided, however, that the information will be disclosed only to the extent necessary and will not be provided in answer to unsolicited inquiries by telephone or to individuals who are not eligible to be Study subjects; or (g) is disclosed to a Study subject for the safety or well-being of the Study subject. The receiving Party may also disclose Confidential Information of any other Party where it is required to disclose such pursuant to Applicable Law; provided, however, that receiving Party will make reasonable efforts, if legally permissible, to (i) notify disclosing Party prior to the disclosure of any part of or the whole of the Confidential Information and (ii) allow disclosing Party the opportunity to

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

contest and avoid such disclosure, and provided, further, that receiving Party will disclose only that portion of such Confidential Information that it is legally required to disclose.

5.4                            For the purposes of this Section 5, any combination of features disclosed to the receiving Party will not be deemed to be within the foregoing exceptions merely because individual features are. Moreover, specific disclosures made to the receiving Party will not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures.

5.5                            All Confidential Information disclosed to receiving Party pursuant to this Agreement will be and remain the disclosing Party’s property.  Nothing contained herein will be construed as granting to receiving Party any proprietary right on or in relation to any part of or the whole of the Confidential Information, or any right to use any of the Confidential Information except for the Purpose.  Receiving Party will return to disclosing Party all documents and other materials which constitute Confidential Information, as well as all copies thereof, promptly upon request or upon termination of this Agreement (whichever is earlier); provided, however, that receiving Party may keep one copy of the Confidential Information received under this Agreement in its secure files in accordance with the terms of this Agreement for the sole purpose of maintaining a record of the Confidential Information received hereunder and for compliance with this Agreement and/or Applicable Laws.

5.6                            Adaptimmune will not require MD Anderson to disclose any Protected Health Information. Notwithstanding the foregoing, if Adaptimmune comes into knowledge or possession of any “Protected Health Information” (as such term is defined under HIPAA) by or through MD Anderson or any information that could be used to identify any Study subject or other MD Anderson patients or research subjects, Adaptimmune will maintain any such Protected Health Information or other information confidential in accordance with laws and regulations as applicable to MD Anderson, including without limitation HIPAA, will use any such Protected Health Information solely to the extent permitted by Applicable Laws, the IRB and the Consent/Authorization of the patient/research subject, and will not use or disclose any such Protected Health Information or other information in any manner that would constitute a violation of any Applicable Laws or regulation if such use or disclosure was made by MD Anderson.  It is intended that MD Anderson will not disclose any Protected Health Information to Adaptimmune under this Agreement.

5.7                            Improper use or disclosure of the Confidential Information by receiving Party is likely to cause substantial harm to disclosing Party.  Therefore, in the event of a breach, threatened breach, or intended breach of this Agreement by receiving Party, in addition to any other rights and remedies available to it at law or in equity, disclosing Party will be entitled to seek preliminary and final injunctions enjoining and restraining such breach, threatened breach, or intended breach.

6.                                    Clinical Data / Monitoring

6.1                            MD Anderson shall maintain complete, accurate and current records with respect to the conduct of any Study as set forth in any Protocol or Study Order, to the extent required by Applicable Laws and regulations (“Study Records”). All Study Records shall be retained by MD Anderson in accordance with and for the time period as is required by Applicable Law. Prior to any disposal of such Study Records, MD Anderson shall give Adaptimmune thirty (30) days’ prior written notice thereof to allow Adaptimmune the opportunity to request in writing, within such time frame, that MD Anderson continue to store such Study Records at Adaptimmune’s expense. In relation to Clinical Studies, MD Anderson will keep Adaptimmune reasonably informed of the progress of the Study and respond to any reasonable queries of Adaptimmune in relation to such Study promptly. In relation to Pre-Clinical Studies, oral reports or interim written status reports of the progress of the Studies will be provided by the Principal Investigator to Adaptimmune on a regular basis and at least once every *** (***) months during the

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

course of a Study.  Significant developments arising out of Studies will be communicated promptly to Adaptimmune.  In the context of any Clinical Study, MD Anderson shall timely prepare and submit to Adaptimmune (a) case report forms, as soon as reasonably possible but in any event within *** (***) business days following completion of any Study patient visit; and (b) responses to data resolution queries as soon as reasonably possible and in any event within *** (***) business days following receipt of such query.

6.2                            As applicable to and appropriate for a Clinical Study, Adaptimmune may monitor the conduct of a Clinical Study in accordance with Good Clinical Practice requirements of FDA Regulations, and may visit MD Anderson for the purpose of such monitoring. Such monitoring visits shall also enable Adaptimmune to (a) inspect and review any or all Study Records and Study source documents for comparison with case report forms; and (b) audit financial records relating solely to the performance of the Study under this Agreement. During any visit, MD Anderson and Principal Investigator shall reasonably cooperate with Adaptimmune and will use reasonably efforts to promptly provide any reasonably Study Records or Study information requested by Adaptimmune in accordance with this Section. Any such visits shall be scheduled in coordination with MD Anderson and/or Principal Investigator during normal administrative business hours, and shall be subject Adaptimmune’s and Adaptimmune Limited’s compliance with MD Anderson’s reasonable measures for confidentiality, safety and security, and shall also be subject to compliance with generally applicable premises rules at MD Anderson.

6.3                            MD Anderson and Principal Investigator shall, during a Study, permit inspections by responsible legal and regulatory authorities with respect to such Clinical Study. To the extent permitted by law and to the extent practicable, MD Anderson shall notify Adaptimmune of such inspection and provide Adaptimmune with an opportunity to be present at such inspection (to the extent reasonably possible). MD Anderson shall, to the extent permitted by Applicable Law, inform Adaptimmune of any findings resulting from any such inspection and MD Anderson shall promptly correct any non-conformances or requests for correction identified as a result of such inspection. MD Anderson shall promptly notify Adaptimmune of, and to the extent permitted by law, provide Adaptimmune with copies of, any inquiries, correspondence or communications with any legal or regulatory authority with authority over any Study, to the extent in each case applicable to any Study or the performance of such Study by MD Anderson. Where MD Anderson intends to respond to any such communication, MD Anderson shall provide, to the extent permitted by law, Adaptimmune with a copy of such response and an opportunity to comment on such response (to the extent reasonably practicable) in advance of the due date for the response. MD Anderson will review any comments provided by Adaptimmune in good faith.

6.4                            Notwithstanding any provision of this Section 6, to the extent that MD Anderson is the holder of an Investigational New Drug Application (“IND”) or other applicable regulatory application or approval for a Study, the provisions of Section 6.2 and 6.3 shall not apply, and MD Anderson shall have the sole responsibility for monitoring, auditing, and reporting for such Study, provided that MD Anderson agrees to reasonably negotiate access to Study documentation and records relevant to the applicable Study Drug and documentation and facilities applicable to the Study upon the request of Adaptimmune and provided that Adaptimmune shall be subject to compliance with MD Anderson’s reasonable measures for confidentiality, safety and security, and shall also be subject to compliance with generally applicable premises rules at MD Anderson.

7.                                    Data & Inventions.

7.1                            Each Party will retain all right, title and interest in and to its own Background IP and no license to use such Background IP is granted to the other party except for MD Anderson’s use of Study Drug in a Study as set forth in Section 3.2 above and in the Protocol and each Party’s use of the other Party’s

***                        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Proprietary Material as set forth in Section 3.3 above. “Background IP” means all intellectual property (including rights in Confidential Information) of a Party that: (a) was generated by such Party before the Effective Date; (b) is generated by such Party outside the scope or after expiration of this Agreement or any Study under this Agreement; and in each such case; (c) is owned by such Party, either partially or wholly, or is licensed to, or otherwise controlled by such Party, and which is not an Invention under this Agreement.

7.2                            Patient records, research notebooks, all original source documents, Protected Health Information (as such term is defined by HIPAA), MD Anderson’s business records, regulatory and compliance documents, original medical records or any information required to be maintained by MD Anderson in accordance with Applicable Laws, that is generated in the conduct of the Studies (collectively, “MD Anderson Records”) will be owned by MD Anderson. All results, data and work product (excluding MD Anderson Records) generated in the conduct of the Studies (“Data”) shall be owned by Adaptimmune Limited. MD Anderson shall maintain all such Data as confidential, subject to the publication rights granted in Section 12 below. Data will be promptly disclosed by MD Anderson to Adaptimmune in the form of a Study report or as otherwise reasonably requested by Adaptimmune.  Notwithstanding any other provision of this Agreement, MD Anderson shall have the right to use results and Data of the Study for its internal research, academic, and patient care purposes and for publication in accordance with Section 12 below, save that no right or license is granted to MD Anderson under any of Adaptimmune’s Background IP. Adaptimmune shall promptly disclose any Data it generates to MD Anderson.

7.3                            MD Anderson will provide to Adaptimmune a detailed written disclosure of each patentable invention and/or discovery (and all intellectual property rights therein) conceived and reduced to practice in the conduct of a Study and arising from the performance of a Study (“Invention”) promptly after a written invention disclosure report for such Invention is received by MD Anderson’s Office of Technology Commercialization.

7.4                            Inventions shall be owned by the Parties in accordance with the following:

(a) ***

“Adaptimmune Inventions” shall be the sole property of Adaptimmune Limited.

(b) With respect to any Inventions that are not Adaptimmune Inventions (“Other Inventions”), where made solely by MD Anderson or its employees and agents, such Inventions will be solely owned by MD Anderson; where made jointly by MD Anderson and Adaptimmune and/or Adaptimmune Limited and their employees and agents will be jointly owned by MD Anderson and Adaptimmune Limited.  Inventions that are made solely by Adaptimmune, Adaptimmune Limited or its employees and agents will be solely owned by Adaptimmune Limited.  Inventorship will be determined in accordance with United States patent law.

7.5                            MD Anderson hereby grants Adaptimmune and Adaptimmune Limited a non-exclusive, worldwide, irrevocable royalty-free license to any Invention in which MD Anderson has an ownership interest, for any purpose.  Such license shall include an unrestricted right to sublicense through multiple tiers. MD Anderson also hereby grants to Adaptimmune Limited an exclusive option to negotiate an

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

exclusive (subject to MD Anderson’s perpetual, irrevocable, no-cost right to use such Invention for non-commercial internal research, academic and patient care purposes), royalty-bearing license to any Invention in which MD Anderson has an ownership interest, provided that Adaptimmune Limited pays all reasonably incurred patent expenses for such Invention in the event Adaptimmune Limited exercises its option.  Adaptimmune Limited must exercise its option to negotiate a license to any Invention by notifying MD Anderson in writing within six months’ of MD Anderson disclosing such Invention to Adaptimmune (the “Option Period”).  If Adaptimmune Limited fails to timely exercise its option within the Option Period with respect to any Invention, Adaptimmune Limited’s right to negotiate a license agreement with respect to such Invention will automatically terminate, and MD Anderson will be free to negotiate and enter into a license with any other party.  If Adaptimmune Limited timely exercises its option, the terms of the license shall be negotiated in good faith within six months of the date such option is exercised, or within such time the parties may mutually agree in writing (the “Negotiation Period”).  If, however, Adaptimmune Limited timely exercises its option, but MD Anderson and Adaptimmune Limited are unable to agree upon the terms of the license during the Negotiation Period, Adaptimmune Limited’s right to exclusively license such Invention will terminate, and MD Anderson will be free to enter into a license with any other party (subject to the grant of the non-exclusive license above).

7.6.                        Adaptimmune Limited hereby grants MD Anderson a perpetual, irrevocable, no-cost, non-exclusive, royalty-free license to any Adaptimmune Invention or Other Invention in which Adaptimmune Limited has an ownership interest for MD Anderson’s internal non-commercial research, academic and patient care purposes.  For clarity the grant of any license under any Invention or assignment of any Invention by either Party does not include any license under any of such Party’s Background IP, even where such Background IP dominates or encompasses any Invention.

7.7                            As between the Parties, the sole owner of any Invention will have the sole right to prepare, file, prosecute, maintain, enforce and defend all U.S. and foreign patents, registrations and other forms of intellectual property in such Invention but nothing herein will obligate the owner to take any such actions. As between the Parties, Adaptimmune will have the first right to prepare, file, prosecute, maintain, enforce and defend all U.S. and foreign patents, registrations and other forms of intellectual property in any jointly-owned Invention using patent counsel of its choice that is subject to the written approval of MD Anderson not to be unreasonably withheld and at the sole cost and expense of Adaptimmune, with accounting to MD Anderson.  Adaptimmune will keep MD Anderson reasonably informed of all such material preparations, filings, material prosecution, material maintenance, material enforcement and defense and will consider MD Anderson’s recommendations in good faith (provided such recommendations are provided on a timely basis)   If Adaptimmune elects not to file in the United States or not to maintain an application or patent arising from any jointly-owned Invention, Adaptimmune will promptly notify MD Anderson within reasonable time for MD Anderson to file, prosecute or maintain such application or patent, and MD Anderson will have the right to file, prosecute or maintain such application or patent, at MD Anderson’s expense.  MD Anderson will keep Adaptimmune reasonably informed of all such material preparations, material filings, material prosecution, material maintenance, material enforcement and defense it makes in relation to any jointly-owned Invention. The Parties will reasonably cooperate with each other with respect to matters concerning jointly-owned Inventions to the extent reasonably necessary for filing, prosecuting, maintaining, defending or enforcing any such patents, registrations and other forms of intellectual property protection. MD Anderson will keep Adaptimmune reasonably informed of any material filings, material prosecution, enforcement and defense patents, new patent applications, material registrations or other forms of intellectual property covering Other Inventions.

7.8                            ***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

.

8.                                    Term and Termination

8.1                            The term of this Agreement shall be five (5) years following the Effective Date or until the Studies are completed, whichever is later,  unless extended or unless terminated earlier in accordance with the provisions hereof.  In the event of expiration or early termination of this Agreement, the terms and conditions of this Agreement shall remain binding with respect to any ongoing Studies (including any new studies to which any remaining Alliance Funding is allocated under Section 1.3) until completion of the Studies or termination of the respective Study Order/s.

8.2                            A Party will have the right to terminate this Agreement if the other Party commits a material breach of the Agreement and fails to cure such breach within thirty (30) days of receiving notice from the non-breaching Party of such breach.  Any expiration or termination of this Agreement will not affect any then existing Study Orders, and any then outstanding Study Orders will continue after the expiration or earlier termination of this Agreement in accordance with their respective provisions. Upon any expiration or termination of this Agreement, provisions of this Agreement that are incorporated by reference into any then outstanding Study Orders will survive termination of this Agreement and will continue to apply to such Study Orders until termination or expiration of each such Study Orders in effect at the time this Agreement expires or is terminated.

8.3                            A Party may terminate a Study Order: (a) if the other Party commits a material breach of this Agreement or the Study Order and fails to cure such breach within thirty (30) days of receiving notice from the non-breaching Party of such breach; or (b) in the case of any Clinical Studies, due to health and safety concerns related to the Study Drug or procedures in the Study (including regulatory holds due to the health and safety of the Study Subjects); or (c) in the case of MD Anderson and in relation to any Clinical Studies, where IRB requests termination of any Study; or (d) in the case of Adaptimmune, ***                                                 set out in Section 1.2 above.   The Parties agree that any termination of a Study Order shall allow for: (i) the wind down of the Study to ensure the safety of Study subjects; and (ii) Adaptimmune’s final reconciliation of Data related to the Study in addition to Adaptimmune’s final monitoring visit.  All reasonable fees associated with the wind-down activities and final monitoring visit shall be paid by Adaptimmune, to the extent not covered by Alliance Funding.  Termination of one or more Study Orders will not automatically result in the termination of this Agreement or termination of any other Study Orders.  Upon termination of a Study Order, MD Anderson will immediately return (at Adaptimmune’s cost) any Study Drugs provided by Adaptimmune for such Study as directed by Adaptimmune.

8.4                            In case any regulatory or legal authorization necessary for the conduct of the Study is (i) finally rejected or (ii) withdrawn, the relevant Study Order shall terminate automatically at the date of receipt of such final rejection. Termination or cancellation of this Agreement or a Study Order will not affect the rights and obligations of the Parties that have accrued prior to termination, and any provisions of this Agreement or a particular Study Order that by their nature extend beyond expiration or termination will survive the expiration or termination of this Agreement and/or that particular Study Order. In particular, the provisions of Sections 2-13 as applicable will survive any expiration or termination of this Agreement.

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

8.5                            In the event the Parties cannot reach agreement on a new Principal Investigator pursuant to Section 14.1 or such new Principal Investigator does not agree to the terms of this Agreement and the relevant Study Order, either Party may terminate such Study Order upon notice to the other Party.

8.6                            In addition, in order to accommodate the review and approval of this Agreement by the Office of General Counsel of UT System (the “OGC”), for a period of *** (***) days following the Effective Date (the “Limited Unilateral Termination Period”), MD Anderson will have the right to terminate this Agreement without cause upon ten (10) days’ notice to Adaptimmune; provided, however, that (i) a termination by MD Anderson will be effective if notice of termination is sent by MD Anderson any time within the Limited Unilateral Termination Period even if the ten day notice period extends beyond the Limited Unilateral Termination Period  and (ii) the Limited Unilateral Termination Period will expire on the earlier to occur of (x) the end of the sixty days, or (y) written notice to Adaptimmune from MD Anderson that the Agreement has been approved by the OGC. Should MD Anderson terminate this Agreement in accordance with this Section 8.6 then the Parties will use reasonable efforts to ensure that any Clinical Study in relation to which any patient has been screened or enrolled shall continue under a separate clinical trial agreement to be entered into between the Parties as soon as possible after receipt of notice of termination by Adaptimmune. The terms of such clinical trial agreement shall be in substantially similar form to terms agreed for other clinical trial agreements between the Parties and a separate budget shall be agreed pursuant to such clinical trial agreement.

8.7                            For each Study, Adaptimmune shall make all payments due for Study performance reasonably incurred or obligated in good faith hereunder which have accrued up to the date of termination of a Study Order or this Agreement, or, in case of a termination of this Agreement or the relevant Study Order pursuant to Section 8.4, up to the date of receipt of such final rejection.

9.                                    Indemnification

9.1                            Adaptimmune and Adaptimmune Limited agree to defend, indemnify, and hold harmless MD Anderson, System, each Principal Investigator and its/their Regents, trustees, directors, officers, staff, employees, students, faculty members, and its/their affiliates and contracted clients and other parties as may be listed on a Study Order (“Indemnified Party/ies”): (a) from and against any and all liability, claims, lawsuits, losses, demands, damages, costs, and expenses as a result of third party claims or judgments (“Indemnified Losses”) resulting from (i) personal injury (including death) to any person or damage to property to the extent arising from the design or manufacture of the Study Drug, and (ii) the use of the Data or results of the Study by or on behalf of Adaptimmune, Adaptimmune Limited or any Joint Research Partner and (iii) Adaptimmune’s or Adaptimmune Limited’s negligence in connection with a Study or this Agreement; (b) from and against any Indemnified Losses arising from an injury to a Study subject caused by the Study Drug or any procedure required by the Protocol.  The completion or termination of a Study shall not affect Adaptimmune’s obligation to indemnify with respect to any claim or suit based upon the aforementioned Indemnified Losses.  Notwithstanding the foregoing, Adaptimmune and Adaptimmune Limited will not be responsible for any Indemnified Losses to the extent that they arise from the negligence, intentional misconduct, or malpractice of the Indemnified Parties or of any breach of the terms of this Agreement by any Indemnified Party, it being understood that the proper administration of the Study Drug in accordance with the Protocol (including permitted deviations) shall not constitute negligence, intentional misconduct, or malpractice for the purposes of this Agreement. For clarity, a request for indemnity by any Indemnified Party under this Section 9.1 may only be made against one of Adaptimmune or Adaptimmune Limited.

9.2                            To the extent authorized by the constitution and laws of the State of Texas, MD Anderson, agrees indemnify, and hold harmless Adaptimmune and Adaptimmune Limited: (a) from and against any and all

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Indemnified Losses resulting from any negligent or intentional act or omission of MD Anderson in conducting a Study hereunder; (b) failure of MD Anderson or Principal Investigator to comply with Applicable Laws or to adhere to Protocol; or (c) any use by MD Anderson of the results and Data of the Study outside of the performance of any Study.  The completion or termination of a Study shall not affect MD Anderson’s obligation to indemnify with respect to any claim or suit based upon the aforementioned Indemnified Losses.  Notwithstanding the foregoing, MD Anderson will not be responsible for any Indemnified Losses to the extent that they arise from the negligence, intentional misconduct, or malpractice of Adaptimmune or Adaptimmune Limited or from a breach of Agreement by Adaptimmune or Adaptimmune Limited.

9.3                            Subject to the statutory duties of the Texas State Attorney General, any indemnified Party shall: (a) notify the indemnifying Party in writing as soon as is reasonably possible after receipt of notice of any and all claims, lawsuits, and demands, or any action, suit, or proceeding giving rise to the right of indemnification; (b) permit the indemnifying Party to retain counsel to represent the named indemnified Party; and (c) permit the indemnifying Party to retain control of  any such claims, lawsuits, and demands, including the right to make any settlement, except that the indemnifying Party shall not make any settlement or take any other action which would be deemed to confess wrongdoing by any of the indemnified Parties without the prior written consent of the applicable indemnified Party.

10.                            Subject Injury Medical Costs

10.1                    Adaptimmune shall assume responsibility for reasonable medical expenses incurred by a Study subject for reasonable and necessary treatment if the Study subject experiences an illness, adverse event or injury that is a result of the Study Drug or any procedure required by the Protocol that the subject would not have undergone were it not for such Study subject’s participation in the Study.  Adaptimmune shall not be responsible for expenses to the extent that they are due to pre-existing medical conditions, underlying disease, or the negligence or intentional misconduct or due to breach of this Agreement by MD Anderson or Principal Investigator. Adaptimmune shall have no obligation to make any payments for any Study patient that is not eligible for inclusion in any Protocol. Any payments for such medical expenses shall be subject to Adaptimmune receiving relevant documentation supporting the claim for such medical expenses.

11.                            Insurance

11.1                    During the term of any Study Order under this Agreement, Adaptimmune Limited shall maintain in full force and effect insurance for its and Adaptimmune’s liabilities arising from the Study with limits of not less than $*** per loss and $*** annual aggregate.  Adaptimmune shall provide MD Anderson with evidence of such insurance upon request.

11.2                    MD Anderson is self-insured pursuant to The University of Texas Professional Medical Liability Benefit Plan under the authority of Chapter 59, Texas Education Code.  MD Anderson has and will maintain in force during the term of this Agreement adequate insurance or financial resources to cover its obligations pursuant to this Agreement.

12.                            Publications

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

12.1                    Adaptimmune recognizes the value of disseminating research results and accepts that MD Anderson will have the right to publish or otherwise publicly disclose the results and Data of any Study, subject in each case to this Article 12.

12.2                    Clinical Studies: In relation to any Clinical Study, Adaptimmune shall have the ***          right to publish or publicly disclose any Data or results arising from such Clinical Study including where such publication arises from the submission of data and/or results to the regulatory authorities. Such right to publish shall not include any MD Anderson Records or any public health information protected by HIPAA or where any publication would be in breach of the Consent and/or Authorization. MD Anderson and/or Principal Investigator shall have the right to independently publish or publicly disclose, either in writing or orally, the Data and results of the Clinical Study/ies after the earlier of the (i) first publication (including any multi-site publication) of such Data and/or results; (ii) twelve (12) months after completion of any multi-site study encompassing any Study or if none, six (6)  months after completion of Study. MD Anderson shall, at least thirty (30) days ahead of any proposed date for submission, furnish Adaptimmune with a written copy of the proposed publication or public disclosure. Within such thirty (30) day period, Adaptimmune shall review such proposed publication for any Confidential Information of Adaptimmune provided hereunder or patentable Data. Adaptimmune may also comment on such proposed publication and MD Anderson shall consider such comments in good faith during the aforementioned thirty (30) day period. MD Anderson and/or Principal Investigator shall remove Confidential Information of Adaptimmune provided hereunder that has been so identified (other than Data or Study results), provided that Adaptimmune agrees to act in good faith when requiring the deletion of Adaptimmune Confidential Information. In addition Adaptimmune may request delay of publication for a period not to exceed *** (***) days from the date of receipt of request by MD Anderson, to permit Adaptimmune or Adaptimmune Limited or any Joint Research Partner to file patent applications or to otherwise seek to protect any intellectual property rights contained in such publication or disclosure. Upon such request, MD Anderson shall delay such publication until the relevant protection is filed up to a maximum of *** (***) days from date of receipt of request for delay by MD Anderson.

12.3                    Pre-Clinical Studies: MD Anderson and/or Principal Investigator shall have the *** right to publish or publicly disclose, either in writing or orally, the Data and results of the Pre-Clinical Study/ies and shall have the sole determination of the authorship and contents, provided that MD Anderson or Principal Investigator, as applicable, shall provide Adaptimmune with a copy of any such proposed publication at least thirty (30) days prior to submission for publication.  Within such thirty (30) day period, Adaptimmune shall review such proposed publication for any Confidential Information of Adaptimmune provided hereunder or patentable Data. Adaptimmune may also comment on such proposed publication and MD Anderson shall consider such comments in good faith during the aforementioned thirty (30) day period. MD Anderson and/or Principal Investigator shall remove Confidential Information of Adaptimmune provided hereunder that has been so identified (other than Data or Study results), provided that Adaptimmune agrees to act in good faith when requiring the deletion of Adaptimmune Confidential Information. In addition Adaptimmune may  request delay of publication for a period not to exceed *** (***) days from the date of receipt of request by MD Anderson, which delay may be for any reason including but not limited to permit Adaptimmune or Adaptimmune Limited or any Joint Research Partner to file patent applications or to otherwise seek to protect any intellectual property rights contained in such publication or disclosure. Upon such request, MD Anderson shall delay such publication up to a maximum of *** (***) days from date of receipt of request for delay by MD Anderson or, if earlier, where the reason is for the filing of a patent application or other intellectual property right..

12.4                    MD Anderson and/or Principal Investigator shall give Adaptimmune acknowledgment for its sponsorship of a Study in all applicable Study publications. Authorship and acknowledgements for

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

scientific publications shall be consistent with the principles embodied in the International Committee of Medical Journal Editors (“ICMJE”) Uniform Requirements for Manuscripts.

12.5                    The “sponsor” of a Study, within the regulatory meaning of such term,  shall register the Study if required by, and in accordance with, Section 801 of the Food and Drug Administration Amendments Act of 2007 on www.clinicaltrials.gov and on any other database required by laws or regulations in accordance with applicable standards regarding scope, form and content and in accordance with ICMJE guidelines such that the Study will be eligible for publication in those publications.

12.6                    Nothing in this Agreement shall prevent Adaptimmune or any of its Affiliates from complying with any obligations it has to make disclosure under Applicable Laws or under the rules of any security exchange or listing authority applicable to it.

13.                            Use of Name/Public Statements/ Press Release/ Disclosure

13.1                    Except as expressly set forth in this Agreement, each Party agrees that it will not at any time during the term of this Agreement or following termination of this Agreement use any name of the other Party or any other names, insignia, mark(s), symbol(s), or logotypes associated with the other Party or any variant or variants thereof in any advertising, or promotional materials without the prior written consent of the other Party.

13.2                    Except as expressly set forth in this Agreement, to the extent required by law or regulation, or to the extent necessary for MD Anderson or Adaptimmune for the recruitment of subjects to any Study hereunder, the Parties agree to make no public presentations about any Study conducted under this Agreement, and to issue no news releases about any Study, without the prior written consent of the other Party (provided that this statement shall not apply to any information already in the public domain).   Any advertisements directed at recruitment of study subjects for a Study must comply with all Applicable Laws, rules and regulations (including the need for IRB review), the confidentiality obligations herein, and shall not include the trademarked insignia, symbol(s), or logotypes, or any variant or variants thereof, of the other Party. Except as required by law or for regulatory purposes, neither Party will use the name (including trademark or other identifier) of the other Party or such other Party’s employee or staff member (except in an acknowledgment of sponsorship) in publications, advertising, press releases (except as permitted below in Section 13.3) or for any other commercial purpose without the written approval of the other Party.  Adaptimmune will not state or imply in any publication, advertisement, or other medium that any product or service bearing any of Adaptimmune’s names or trademarks and/or manufactured, sold or distributed by Adaptimmune has been tested, approved, or endorsed by MD Anderson.  Notwithstanding any other provision of this Agreement, each Party and its researchers and employees will have the right, to acknowledge the other Party and its involvement with a Study in scientific or academic publications describing the Study or reporting the results of the Study.

13.3.                The Parties agree to have a joint press release after the Effective Date, to be issued at a time mutually agreed by the Parties but in any event within 30 days of Effective Date. The text of such press release is set out at Exhibit IV to this Agreement. Any press release by either Party relating to this Agreement, the Alliance, or any Study shall require the prior review and written approval of the other Party, which approval shall not be unreasonably withheld, delayed or conditioned unless such press release is required to be issued by a Party to the extent required by it to comply with its legally required obligation to any securities exchange on which it is listed.

13.4                    Either Party may use the name of the other Party in any document filed with any governmental authority or regulatory agency applicable to a Study, and to comply with any applicable legal or regulatory requirements. Further, each Party is permitted to disclose the other Party’s name, the title of the Study, the name of the Principal Investigator, and an overall Study budget amount projected to be paid/actual total amount paid for conducting the Study, provided that this information is presented together as part of mandatory disclosure in accordance with and to the extent required Applicable Law.

14.                            Principal Investigator

14.1                    If a designated Principal Investigator is terminated from a Study, or in the event of the death or other non-availability of the Principal Investigator, MD Anderson shall use reasonable efforts to designate a duly qualified person to act as new Principal Investigator, subject to the reasonable agreement of Adaptimmune. If the Parties are unable to agree on a new Principal Investigator or if the new Principal Investigator is unwilling to agree to the terms and conditions of this Agreement and the relevant Study Order, either Party shall be entitled to terminate the respective Study Order in accordance with Section 8.5.

15.                            General Provisions

15.1                    Warranties.  EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE RESULTS OF ANY STUDY OR THE STUDY DRUG, OR OF THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH DATA, RESULTS OR STUDY DRUG.  NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY AS A RESULT OF PERFORMANCE OF ANY STUDY UNDER THIS AGREEMENT.   ADAPTIMMUNE REPRESENTS AND WARRANTS THAT EACH STUDY DRUG HEREUNDER SHALL HAVE BEEN MANUFACTURED IN ACCORDANCE WITH CURRENT GOOD MANUFACTURING PRACTICES IN THE UNITED STATES AND THAT AS AT THE EFFECTIVE DATE OF THIS AGREEMENT IT HAS NOT RECEIVED ANY CLAIM THAT USE OF ANY STUDY DRUG IN THE PERFORMANCE OF A STUDY WOULD INFRINGE THE RIGHTS OF ANY THIRD PARTY. ADAPTIMMUNE REPRESENTS THAT AS AT THE EFFECTIVE DATE TO ITS KNOWLEDGE THERE ARE NO KNOWN DEFECTS IN ANY STUDY DRUG;  ADAPTIMMUNE UNDERSTANDS AND ACKNOWLEDGES THAT THE DEVELOPMENT AND DISSEMINATION OF SCIENTIFIC KNOWLEDGE IS A FUNDAMENTAL COMPONENT OF MD ANDERSON’S MISSION, AND THAT MD ANDERSON MAKES NO REPRESENTATIONS, WARRANTIES, OR GUARANTEES WITH RESPECT TO ANY SPECIFIC RESULTS OF THE STUDIES.

15.2                    Assignment.                   This Agreement and/or any Study Order may not be assigned by either Party except as agreed upon in writing by the other Party. Any assignment or attempt to assign, or any delegation or attempt to delegate, not in accordance with this Section shall be void and without effect. For any permitted assignment, the rights and obligations of the Parties hereunder will inure to the benefit of and be binding upon their permitted successors and assigns.

15.3                    Independent Contractors.  MD Anderson and Adaptimmune shall be independent parties and nothing contained in this Agreement shall be construed or implied to create an agency or partnership.  No Party shall have the authority to agree to or incur expenses on behalf of another except as may be expressly authorized by this Agreement or a Study Order.

15.4                    Notices.  Any notice or communication required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes on the date of mailing by certified mail, postage prepaid, overnight courier service, and/or fax to be followed by mailed original addressed to such other Party at its respective address as referenced in the Study Order.

15.5                    Severability.                  If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

15.6                    Entirety.  This Agreement (including its Exhibits and Appendices) represents the entire agreement of the Parties with respect to the subject matter hereof and it expressly supersedes all previous written and oral communications between the Parties.  No amendment, alteration, or modification of this Agreement or any Study Orders attached hereto shall be valid unless executed in writing by authorized signatories of all Parties.

15.7                    Waiver.  The failure of any Party hereto to insist upon strict performance of any provision of this Agreement or to exercise any right hereunder will not constitute a waiver of that provision or right.

15.8                    Force Majeure.  In the event that performance of the obligations of a Party hereunder are prevented by events beyond their reasonable control, including, but not limited to, acts of God, regulations or acts of any governmental authority, war, civil commotion, strikes, or other labor disturbances, epidemics, fire, earthquakes, storms or other catastrophes of a similar nature (“Force Majeure”), the affected Party  will promptly notify the other Party of such event using the procedure defined herein, and the Parties shall be relieved of their respective obligations hereunder to the extent that the performance of such obligations is actually prevented thereby.  During the existence of any such condition, the affected Party shall, nevertheless, use its best efforts to remove the cause thereof and resume performance of its obligations hereunder.  The period of performance shall be extended for the Party who is unable to perform due to Force Majeure reasons by a period of time equal to the length of the period during which the Force Majeure reason exists or for a longer period if required to meet the requirements of the Study Protocol.

15.9                    Counterparts.  It is understood that this Agreement may be executed in one or more counterpart copies, each of equal dignity, which when joined, shall together constitute one Agreement.  In the event of execution by exchange of facsimile or electronic signed copies, the Parties agree that, upon being signed by both Parties, this Agreement shall become effective and binding and that facsimile or .pdf signed copies will constitute evidence of this Agreement.

15.10  Export Control. Notwithstanding any other provision of this Agreement, it is understood that the Parties are subject to, and shall comply with, applicable United States laws, regulations, and governmental requirements and restrictions controlling the export of technology, technical data, computer software, laboratory prototypes, and other commodities, information and items (individually and collectively, “Technology and Items”), including without limitation, the Arms Export Control Act, the Export Administration Act of 1979, relevant executive orders, and United States Treasury Department embargo and sanctions regulations, all as amended from time to time (“Restrictions”) and that the Parties’ obligations hereunder are contingent on compliance with applicable Restrictions.

15.11            Choice of Law.  Any disputes or claims arising under this Agreement shall be governed by the laws of the State of Texas.  MD Anderson is an agency of the State of Texas and under the constitution and the laws of the State of Texas possesses certain rights and privileges, is subject to certain limitations and restrictions, and only has such authority as is granted to it under the constitution and laws of the State of Texas.  Notwithstanding any provision hereof, nothing in this Agreement is intended to be, nor will it be construed to be, a waiver of the sovereign immunity of the State of Texas or a prospective waiver or restriction of any of the rights, remedies, claims, and privileges of the State of Texas.  Moreover, notwithstanding the generality or specificity of any provision hereof, the provisions of this Agreement as they pertain to MD Anderson are enforceable only to the extent authorized by the constitution and laws of the State of Texas; accordingly, to the extent any provision hereof conflicts with the constitution or laws of the State of Texas or exceeds the right, power or authority of MD Anderson to agree to such provision, then that provision will not be enforceable against MD Anderson or the State of Texas.

[Signatures of Following Page]

In witness whereof, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives to be effective as of the Effective Date.

The University of Texas M. D. Anderson Cancer Center		Adaptimmune LLC

Date:	9/23/16	Date:	23rd September 2016

/s/ Chris McKee		/s/ Helen Tayton-Martin
Name Chris McKee, M.H.A		Name Helen Tayton-Martin
Title: VP. Business Operations		Title: Authorized Signatory

Adaptimmune Limited

Date:	23rd September 2016

/s/ James Noble
Name James Noble
Title: CEO

Exhibit I

***	***

***
***

***

***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***

.

***

.

***

.

***

.

***

.

***

.

***                                                                              .

***

***

.

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***:

***	*** *** ***	*** ***	*** *** ***	*** *** ***	***
					***	***	***	***
***				***
*** *** ***	***	***	***	***	***	***	***
*** ***	***	***	***	***	***	***
***	***	***	***	***	***	***
*** ***	***	***	***	***	***	***
*** ***	***	***	***	***		***	***
*** ***			***	***
*** ***				***
*** ***:	***

***:

***	*** ***	***
***	***	***
*** *** ***	***	***
*** ***	***	***
***	***	***
***:		***

***                                                                                                                              .

***

.

***

***

***

.

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

.

***

.

***

:

•                 ***

•                 ***

•                 ***

•                 ***

•                 ***

***

.

***

***

.

***

:

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

•                 ***

•                 ***

•                 ***

.

***

.

***

.

***

***

.

***

.

***

.

***

.

***

***

.

***

.

***

.

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

:

•                 ***

.

o                ***

.

o                ***

.

•                 ***

.

o                ***

.

o                ***

.

o                ***

.

•                 ***

.

•                 ***

.

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

.

***

***

:

•                 ***

•                 ***

•                 ***

•                 ***

***

.

***

***

***

.

***

1.            ***

2.            ***

.

3.            ***

4.            ***

5.            ***

.

6.            ***

7.            ***

***

.

***

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

.

***

.

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***

***

***:

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***

***:

***: ***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***:

***: ***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***:

***:***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Exhibit II

Table 1

Clinical Study (excluding screening and long term follow- up studies)	Study Start Date	***	***
			***	***	***
***	***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***		***	***

Table 2-Payment Schedule

Clinical Studies (total funding US$13,374,000):

Milestone	Payment amount (US$)	Date on which Payment can be invoiced.
Effective Date	***	On expiry of Limited Unilateral Termination Period
Enrollment of *** Patients in a Clinical Study (excluding screening and long term follow-up studies)	***	On notification to Adaptimmune that ***th patient is eligible and has been enrolled.
Enrollment of *** Patients in a Clinical Study (excluding screening and long term follow-up studies)	***	On notification to Adaptimmune that ***th patient is eligible and has been enrolled.
Enrollment of *** Patients in a Clinical Study (excluding screening and long term follow-up studies)	***	On notification to Adaptimmune that ***th patient is eligible and has been enrolled.
Enrollment of *** Patients in a Clinical Study (excluding screening and long term follow-up studies)	***	On notification to Adaptimmune that ***th patient is eligible and has been enrolled.
Enrollment of *** Patients in a Clinical Study (excluding screening and long term follow-up studies)	***	On notification to Adaptimmune that ***th patient is eligible and has been enrolled.
Total Alliance Funding payable:	13,374,000

Pre-clinical Studies (total funding $6,270,000, including indirect costs of US$***):

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Milestone	Payment amount (US$)	Date on which Payment can be invoiced.
Effective Date	*** .	On expiry of Limited Unilateral Termination Period
Completion of each analysis of *** patient samples for *** (Pre-clinical Study 1)	***	Completion of analysis of samples for *** patients, up to a maximum payment of US$*** and provision of results of such analysis to Adaptimmune. (Max. *** patients)
Completion of each analysis of *** patient samples arising from *** (Pre-clinical Study 2)	***	Completion of analysis of samples for 50 patients, up to a maximum payment of US$*** and provision of results of such analysis to Adaptimmune. (Max. *** patients)
Completion of each analysis of *** patient samples arising from the *** and additional *** Study (Pre-clinical Study 3)	***	Completion of analysis of samples for *** patients, up to a maximum payment of US$*** and provision of results of such analysis to Adaptimmune. (max. *** patients)
TOTAL Alliance Funding payable:	6,270,000

For clarity: milestones and payments of Alliance Funding shall only be payable once the milestones set out above have been met by MD Anderson. There shall be no obligation on Adaptimmune to make such payments where any such milestones have not been met; and no payments of Alliance Funding will be due until expiry of Limited Unilateral Termination Period.

All payments will be paid by Adaptimmune within 45 days of receipt of an invoice from MD Anderson. Such invoice shall be addressed to Adaptimmune and sent by electronic mail to accounts@adaptimmune.com with copies to lini.pandite@adaptimmune.com and susan cousounis@adaptimmune.com for Clinical Study payments and with copies to Samik.basu@adaptimmune.com in relation to Pre-clinical Study payments.

Payments will be made by Adaptimmune to The University of Texas M. D. Anderson Cancer Center:

The University of Texas

M. D. Anderson Cancer Center

P.O. Box 4390

Houston, Texas 77210-4390

Or if payment is made by wire transfer, wired to the following:

***

***

***

***

***

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

***      Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Exhibit III

STRATEGIC COLLABORATION AGREEMENT - STUDY ORDER

This Study Order (“Study Order”), effective as of the ___ day of  ______(“Effective Date” of Study Order), is entered into by and between The University of Texas M. D. Anderson Cancer Center, with a place of business located at 1515 Holcombe Blvd., Houston, TX 77030, USA (“MD Anderson”), a member institution of The University of Texas System (“System”); Adaptimmune Limited with a place of business at 101 Milton Park, Abingdon, Oxfordshire, OX14 4RY; and Adaptimmune LLC, with a place of business located at  2001 Market Street, Philadelphia, PA 1903, USA (“Adaptimmune”)  (MD Anderson and Adaptimmune each a “Party” and collectively the “Parties”). This Study Order is a part of, and is subject to, the terms and conditions of the Strategic Collaboration Agreement entered into between MD Anderson and Adaptimmune dated August ___ 2015 (“Agreement”).

1.  The Parties enter into this Study Order in connection with:

the [Pre-Clinical or Clinical]] Study entitled __________________, to be conducted pursuant for Clinical: to Protocol No. [Insert Protocol number] as attached hereto and incorporated herein.

for Preclinical: to the workscope attached as Appendix A

2.  _______ is the Principal Investigator (as defined in the Agreement) for the Study which will be conducted at MD Anderson.

3.  Study Drug for the above referenced Study is ________________.

4. The parties may further exchange the following Proprietary Materials (other than Study Drug) with each other in connection with the Study:

_________ being provided by [Insert name of providing party]

_________ being provided by [Insert name of providing party]

5.  Term: This Study Order will continue until the Study is completed, which is expected to be ________ (__) months after the Effective Date, or until terminated early as provided in the Agreement.

7.         Notices.

Any notice or other formal communication related to this Agreement must be in writing and will be deemed given only if: (a) delivered in person; or (b) sent by internationally recognized overnight delivery service or air courier guaranteeing next day delivery.  Until a change of address is communicated, as provided below, all notices and other communications must be sent to the Parties at the following addresses or facsimile numbers:

If to MD Anderson:

The University of Texas

M. D. Anderson Cancer Center

Attn: Vice President, Strategic Industry Ventures

1515 Holcombe Boulevard, Box 1643

Houston, TX 77030

With a copy to:

The University of Texas

M. D. Anderson Cancer Center
Legal Services—Unit 1674

PO Box 301407
Houston, Texas  77230-1407

Attn:  Chief Legal Officer

And to:

[insert investigator information]

If to Adaptimmune:

[To Be Added]

With a copy to:

[To Be Added]

12.2     All notices will be effective and will be deemed delivered: (a) if by personal delivery, delivery service or courier, on the date of delivery; and (b) if by electronic facsimile communication, on the date of transmission of the communication. Either Party may change its notice address by sending notice of the change to the other Party in the manner set forth above.

8.         Specific superseding terms: N/A.

In witness whereof, the Parties hereto have caused this Study Order to be executed by their duly authorized representatives to be effective as of the Effective Date.

The University of Texas M. D. Anderson Cancer Center	Adaptimmune LLC

Date:	Date:

Name	Name
Function:	Function:

Adaptimmune Limited

Date:

Name
Title:

READ AND UNDERSTOOD:

I confirm that I have received a copy of the Agreement under which this Study Order is issued, and that I have read and understand the Agreement and this Study Order.

Principal Investigator

Date:

Name

EXHIBIT IV

DRAFT RELEASE

MD Anderson Cancer Center and Adaptimmune Form Strategic Alliance to Advance Development of Immunotherapies Targeting Multiple Cancers

PHILADELPHIA, and HOUSTON, U.S.A. and OXFORD, UK, September XX, 2016 — Adaptimmune Therapeutics plc (Nasdaq: ADAP), a leader in T-cell therapy to treat cancer, and The University of Texas MD Anderson Cancer Center announced today that they have entered into a multi-year strategic alliance designed to expedite the development of novel adoptive T-cell therapies  for multiple types of cancer.

The alliance pairs MD Anderson’s preclinical and clinical teams with Adaptimmune’s scientists and proprietary SPEAR® (Specific Peptide Enhanced Affinity Receptor) T-cell technology platform, which enables Adaptimmune to identify targets expressed on solid and hematologic cancers and to develop affinity enhanced T-cell receptors (TCRs) with optimal potency and specificity against them.

The teams will collaborate in a number of areas including preclinical and clinical development of Adaptimmune’s SPEAR T-cell therapies targeting MAGE-A10 and future clinical stage first and second generation SPEAR T-cell therapies such as MAGE-A4 across a number of cancers, including bladder, lung, ovarian, head and neck, melanoma, esophageal and gastric cancers. The alliance will also drive research and development of other new SPEAR TCR therapies to targets in other tumor types such as breast cancers and facilitate clinical study participation by MD Anderson in other Adaptimmune trials.  Access to MD Anderson’s tumor repository will guide further target selection and clinical trial design, while its cancer immunology cores and expertise in performing translational medicine studies may help optimize the efficacy and safety of SPEAR T-cell therapies.

“At MD Anderson, we are focused on providing the best possible care for cancer patients, including implementing important new technologies and treatment modalities,” said Elizabeth Mittendorf, M.D., Ph.D., associate professor of Breast Surgical Oncology.

David Hong, M.D., associate professor of Investigational Cancer Therapeutics at MD Anderson added, “It is our hope this alliance will allow us to address numerous solid tumors and augment the patient’s immune system, directing it against tumors based on their specific molecular makeup.”

“We believe that this strategic alliance will provide a strong partnership for the development of multiple new first and subsequent generation SPEAR T-cell therapies against many intractable solid tumors in our near-term clinical programs,” commented Rafael Amado, Adaptimmune’s chief medical officer.  “It will also generate invaluable data from patient samples that will help us understand these therapies and design the next generation of studies. We are very proud to form this alliance with the outstanding team of cancer immunologists at MD Anderson, and are confident that together we can move these novel immunotherapeutic candidates forward for patients who are fighting a variety of cancers.”

About MD Anderson

The University of Texas MD Anderson Cancer Center in Houston ranks as one of the world’s most respected centers focused on cancer patient care, research, education and prevention. The institution’s sole mission is to end cancer for patients and their families around the world. MD Anderson is one of only 45 comprehensive cancer centers designated by the National Cancer Institute (NCI). MD Anderson is ranked No.1 for cancer care in U.S. News & World Report’s “Best Hospitals” survey. It has ranked as one of the nation’s top two hospitals since the survey began in 1990, and has ranked first for nine of the past 10 years. MD Anderson receives a cancer center support grant from the NCI of the National Institutes of Health (P30 CA016672).

About Adaptimmune

Adaptimmune is a clinical stage biopharmaceutical company focused on novel cancer immunotherapy products based on its SPEAR® (Specific Peptide Enhanced Affinity Receptor) T-cell platform. Established in 2008, the company aims to utilize the body’s own machinery - the T-cell - to target and destroy cancer cells by using engineered, increased affinity TCRs as a means of strengthening natural patient T-cell responses. Adaptimmune’s lead program is a SPEAR T-cell therapy targeting the NY-ESO cancer antigen. Its NY-ESO SPEAR T-cell therapy has demonstrated signs of efficacy and tolerability in Phase 1/2 trials in solid tumors and in hematologic cancer types, including synovial sarcoma and multiple myeloma. Adaptimmune has a strategic collaboration and licensing agreement with GlaxoSmithKline for the development and commercialization of the NY-ESO TCR program. In addition, Adaptimmune has a number of proprietary programs. These include SPEAR T-cell therapies targeting the MAGE-A10 and AFP cancer antigens, which both have open INDs, and a further SPEAR T-cell therapy targeting the MAGE-A4 cancer antigen that is in pre-clinical phase with IND acceptance targeted for 2017. The company has identified over 30 intracellular target peptides preferentially expressed in cancer cells and is currently progressing 12 through unpartnered research programs. Adaptimmune has over 250 employees and is located in Oxfordshire, U.K. and Philadelphia, USA. For more information: http://www.adaptimmune.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 8, 2016, and our other SEC filings. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Adaptimmune Contacts

Will Roberts

Vice President, Investor Relations

T:  (215) 825-9306

E: will.roberts@adaptimmune.com

Margaret Henry

Head of PR

T: +44 (0)1235 430036

Mobile: +44 (0)7710 304249

E: margaret.henry@adaptimmune.com

MD Anderson Contact:

Ron Gilmore

Rlgilmore1@mdanderson.org

Phone: 713-745-1898